EXHIBIT 10.2

SUBSCRIPTION AGREEMENT

The undersigned, a citizen of the United States, hereby subscribes for the purchase of thirty thousand (30,000) shares of the common stock (the “Shares”) JH Designs, Inc., a Nevada corporation (the “Corporation”), at a purchase price of $0.001 per share, for an aggregate purchase price of $30.

The undersigned is aware that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, in reliance on exemptions from such registration.  The undersigned understands that reliance by the Corporation on such exemptions is predicated in part upon the truth and accuracy of the statements made by the undersigned in this Stock Subscription Agreement.

The undersigned hereby represents and warrants that the undersigned:

(i)

either alone or with the assistance of the undersigned’s professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s purchase of the Shares;

(ii)

has sufficient financial resources to be able to bear the risk of the undersigned’s investment in the Shares; and

(iii)

has either spoken or met with, or been given reasonable opportunity to speak with or meet with, representatives of the Corporation for the purpose of asking questions of, and receiving answers and information from, such representatives concerning the undersigned’s investment in the Shares.

The undersigned hereby represents and warrants that the undersigned is purchasing the Shares for the undersigned’s own account for investment purposes and not with a view toward the sale or distribution of all or any part of the Shares.  No one other than the undersigned has any beneficial interest in the Shares, except as provided by applicable community property laws.

The undersigned understands that because the Shares have not been registered under the Securities Act, (i) the Shares have the status of securities acquired in a transaction under Section 4(2) of the Securities Act; and (ii) the Shares cannot be sold unless the Shares are subsequently registered or an exemption from registration is available.

The undersigned agrees that the undersigned will in no event sell or distribute all or any part of the Shares unless (i) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Shares, or (ii) the Corporation receives an opinion of the undersigned’s legal counsel, in form acceptable to the Corporation, stating that such transaction is exempt from registration, or (iii) the Corporation otherwise satisfies itself that such transaction is exempt from registration.

The undersigned consents to (i) the placing of the legend set forth below on the certificate representing the Shares stating that the Shares have not been registered and setting for the restriction on transfer contemplated hereby and (ii) the placing of a stop transfer order on the books of the Corporation and with any transfer agents against the Shares.

The following legend shall be placed on certificates representing the Shares:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES AND STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, OR (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THIS CORPORATION) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

The undersigned understands that at the present time Rule 144 promulgated under the Securities Act may not relied upon does not have securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, for the resale or distribution of the Shares by the undersigned because the Corporation does not file current or periodic reports with the Securities and Exchange Commission or make information about the Corporation publicly available, and there is no public market for the Shares.  Moreover, there can be no assurance that the Corporation will in the future register securities, file such reports or make publicly available such information, or that a public market for the Shares will develop.

The undersigned understands that the Corporation has no obligation to the undersigned to register the Shares under the Securities Act and has not represented to the undersigned that it will register the Shares.

[Signature Page Follows]

I HAVE CAREFULLY READ THE FOREGOING AND UNDERSTAND THAT IT RELATES TO RESTRICTIONS UPON MY ABILITY TO SELL AND/OR TRANSFER THE SHARES.

Dated:  August 4, 2010

By: /s/ Thomas Puzzo

Name:  Thomas Puzzo

ACCEPTANCE

The foregoing Subscription Agreement and the consideration reflected therein are hereby accepted.

Dated:  August 3, 2010

JH DESIGNS, INC.

By: /s/ Jonathan Hopp

Name: Jonathan Hopp

Title: President and Chief Executive Officer

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